2015 Fourth Quarter Investor Presentation Exhibit 99.1

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT Any statements contained in this investor presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2014, the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain variable- rate products; (continued) 2

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT (cont) changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF's fee revenue; changes to bankruptcy laws which would result in the loss of all or part of TCF's security interest due to collateral value declines; deficiencies in TCF's compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands; ability to attract and retain employees given competitive conditions and the impact of consolidating facilities. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices, or checking account overdraft program "opt in" requirements; and possible increases in indemnification obligations for certain litigation against Visa U.S.A. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 3

Corporate Profile

At December 31, 2015

- $20.7 billion national bank holding company headquartered in Minnesota
  - 45th largest publicly-traded U.S. based bank holding company by asset size[1]
- 375 bank branches in eight states
- Approximately 147,000 small business banking relationships:
  - 71,200 checking accounts
  - 75,800 lending relationships
- Loan and lease portfolio makes up 84% of total assets
- Tangible common equity ratio of 8.79%[2]
- Tangible book value (TBV) per common share of $10.59[2]
- Return on average tangible common equity (ROATCE) of 10.48%[3]

A WELL-DIVERSIFIED EARNING ASSET PORTFOLIO…



($ millions)
Securities & Other 7%
$1,319
Commercial 17%
$3,146
Inventory Finance 12%
$2,147
Auto Finance 14%
$2,648
Leasing & Equipment Finance 21%
$4,012
Consumer Real Estate & Other (First Mortgages) 14%
$2,644
Consumer Real Estate (Junior Liens) 15%
$2,839
4Q15 Earning Asset Yield of 4.76%

…FUNDED BY A LOW COST DEPOSIT BASE



($ millions)
Savings 28%
$4,717
Money Market 15%
$2,408
Checking 34%
$5,691
CDs 23%
$3,904
4Q15 Rate of 0.34%

[1] Source: SNL Financial (September 30, 2015)
[2] See "Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share" slide
[3] YTD; see "Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity" slide

4

Diversification – Focus on national vs. footprint lending increases quality and diversification of portfolio Profitable Growth – Strong origination, loan sale and securitization capabilities drive loan growth and revenue diversification with a continued high net interest margin Operating Leverage – Focus on improving operating leverage following recent build-out of key functions Core Funding – Maintain sufficient funding sources to support loan and lease growth Strategic Pillars 5 1 2 3 4 Execution under a strong enterprise risk management and credit culture

6 1 Annualized 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial) 3 Excluding non-recurring items for non-interest income and revenue 4 Presented on a fully tax-equivalent basis 5 Includes loans held for sale As a % of average assets: Net interest income 4.07% 3.05% Non-interest income 2.29% 1.25% Revenue 6.36% 4.30% Return on average assets 1.08% 0.99% Yield on loans and leases4 4.89% 4.39%5 Rate on deposits 0.34% 0.30% Net interest margin 4.35% 3.41% Average balances as a % of average assets: Loans and leases 85.8% 65.6% Deposits 80.6% 76.0% Borrowings 5.1% 10.7% Equity 11.3% 11.8% TCF 4Q151 Peer Group1,2,3 3Q15 Average Well Positioned in the Banking Industry 6 • Higher margin due to more loans and leases as a percentage of average assets and a higher yielding loan portfolio • More non-interest income as a percentage of average assets due to a large and diversified base of revenue sources • More assets funded with deposits 6

Investments and other 1% Consumer real estate & other (first mortgages) 16% Consumer real estate (junior liens) 18% Auto finance 12% Leasing and equipment finance 19% Commercial 15% Inventory finance 14% Loans and leases held for sale 2% Securities 3%350 300 250 200 150 100 50 0 5.25% 5.00% 4.75% 4.50% 4.25% 4.00% 12/14 3/15 6/15 9/15 12/15 $110 $101 $113 $112 $116 4.49% 4.50% 4.44% 4.40% 4.35% Net Interest Margin1 1 Annualized 2 Interest income presented on a fully tax-equivalent basis 4Q15 revenue impacted by: • Higher average loan and lease balances in the auto finance, inventory finance and leasing and equipment finance portfolios • Increased servicing fee income 4Q15 net interest margin impacted by: • Margin compression resulting from the impact of the competitive low interest rate environment on the asset composition and higher rates on total deposits, driven primarily by certificates of deposits, acquired at market rates to fund asset growth Fourth Quarter 2015 Highlights – Revenue 7 REVENUE DIVERSIFICATION $227 million Non-interest Income Interest Income2 ($ millions) $204 $203 $206 $206 $205 Non-interest Income Net Interest Income $116 million $314 $304 $319 $318 $321 Other 2% Fees and service charges 33% ATM revenue 4% Card revenue 12% Leasing and equipment finance 28% Gains on sales of consumer real estate loans, net 11% Gains on sales of auto loans, net 3% Servicing fee income 7% Strategic Pillars Diversification 1 Profitable Growth 2

250 200 150 100 50 0 12/14 3/15 6/15 9/15 12/15 $116 $116 $116 $117 $109 $99 $103 $98 $96 $100 $7 $8 $9 $9 $14 8 Expense as % of Total Avg Assets & Avg Serviced for Others Portfolio1: 3.94% 3.94% 3.78% 1 Annualized Total Avg Assets & Avg Serviced for Others Portfolio: $22,520 $23,053 $23,582 $23,859 3.73% $24,373 3.65% Non-interest Expense Compensation & Employee Benefits Foreclosed Real Estate and Other Credit Cost Compensation & Employee Benefits 350 300 250 200 150 100 50 0 $ (Millions ) 6/14 9/14 12/14 3/15 6/15 ($ millions) Operating Lease Depreciation Other (including FDIC Insurance, Advertising & Marketing, Occupancy & Equipment, Foreclosed Real Estate and Other Credit Costs) Compensation & Employee Benefits $222 $227 $223 $222 $223 Efficiency Ratio: 70.7% 74.6% 69.8% 70.0% 69.3% Strategic Pillars Profitable Growth 2 Operating Leverage 3 KEY DRIVERS • Business model requires higher compensation and employee benefits expense to originate and service loans and leases • Loan and lease portfolio makes up 84% of total assets • Serviced for others portfolio expense offset in revenue • Business model emphasizes small transaction sizes to mitigate credit exposure • Compensation and employee benefits expense down primarily due to non- recurring items, including the annual pension plan valuation adjustment resulting from an increase to the discount rate

Achieving Higher Credit Quality Loan Growth via National Lending 9 FOOTPRINT LENDING Loan growth requires originations up and down the entire credit box NATIONAL LENDING Ability to grow loans through originations at the top of the credit box across all geographies Higher Credit Quality Lower Credit Quality Geographic Exposure Marketplace Origination Opportunities IL, MN, MI, CO, WI, AZ, SD, IN Other States and Canada Strategic Pillars Diversification 1 Profitable Growth 2

PROVISION FOR CREDIT LOSSES 60 50 40 30 20 10 0 12/14 3/15 6/15 9/15 12/15 $16 $13 $13 $10 $18 $22 $18 $56 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized ($ millions) Stabilizing Credit Performance 10 0.30% 0.20% 0.10% 0.00% 12/14 3/15 6/15 9/15 12/15 0.14% 0.14% 0.10% 0.17% 0.11% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 12/14 3/15 6/15 9/15 12/15 0.40% 0.28% 0.41% 0.23% 0.29% 400 300 200 100 0 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 12/14 3/15 6/15 9/15 12/15 1.71% 1.66% 1.56% 1.53% 1.43% ($ millions) 2 Normal Provision Added Reserve TDR Sale 60+ DAY DELINQUENCIES1 NET CHARGE-OFF RATIO NON-PERFORMING ASSETS Other Real Estate Owned Non-accrual Loans & Leases NPAs/Loans & Leases and Other Real Estate Owned $282 $285 $264 $265 $250 Strategic Pillar Diversification 1

1 12/11 12/12 12/13 12/14 12/15 10% 22% 20% 8% 16% 24% 13% 23% 18% 15% 16% 15% • Year-over-year loan and lease growth of 6.3% • Auto Finance and Inventory Finance portfolios accounted for 28% of total loans and leases vs. 5% at year end 2011 • Consumer real estate first lien mortgages accounted for 15% of total loans and leases vs. 34% at year end 2011 • No single asset class greater than 25% of the total portfolio • Able to shift originations in response to market conditions 54% Wholesale 46% Retail Loan and Lease Portfolio 11 ($ millions) 5% 22% 24% 15% 34% 1 Auto Finance loan and lease portfolio totaled $3.6 million at 12/11 Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate - Junior Lien Consumer Real Estate & Other - First Mortgage $16,402 $15,847 $15,426 $14,150 $17,436 11% 23% 19% 12% 16% 19% 10% 21% 22% 4% 16% 27% Strategic Pillar Diversification 1

($ millions) 4Q14 4Q15 Change Period Beginning Balance $ 16,530 $ 17,317 $787 New Originations 3,459 3,845 386 Less Run-off2 2,448 2,895 447 Subtotal 1,011 950 (61) Annualized Growth Rate3 24% 22% Less Loan & Lease Sales 1,007 673 (334) Period Ending Balance $ 16,534 $ 17,594 $1,060 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers Originations Sales Consumer Real Estate $69 $(224) Auto Finance 94 (96) Total Retail 163 (320) Commercial 167 1 Leasing 61 (15) Inventory Finance4 (5) — Total Wholesale 223 (14) Total Lending $386 $(334) • Continued strong origination capabilities • 4Q15 vs. 4Q14: Originated more and sold less • Originate to sell capability a core competency LOAN AND LEASE ORIGINATION OPPORTUNITIES CONTINUE 12 Loan and Lease Rollforward1 Change in Originations & Sales (4Q15 vs 4Q14) Strategic Pillars Diversification 1 Profitable Growth 2

($ millions) 2014 2015 Change Period Beginning Balance $ 15,927 $ 16,534 $607 New Originations 13,490 15,252 1,762 Less Run-off2 10,062 11,516 1,454 Subtotal 3,428 3,736 308 Annualized Growth Rate3 22% 23% Less Loan & Lease Sales 2,821 2,676 (145) Period Ending Balance $ 16,534 $ 17,594 $1,060 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers • Continued strong origination capabilities • 2015 vs. 2014: Originated more and sold less • Originate to sell capability a core competency LOAN AND LEASE ORIGINATION OPPORTUNITIES CONTINUE 13 Change in Originations & Sales (2015 vs 2014) Originations Sales Consumer Real Estate $666 $(154) Auto Finance 360 14 Total Retail 1,026 (140) Commercial 279 3 Leasing 95 (8) Inventory Finance4 362 — Total Wholesale 736 (5) Total Lending $1,762 $(145) Loan and Lease Rollforward1 Strategic Pillars Diversification 1 Profitable Growth 2

Other Auto Consumer Real Estate & Other Consumer 1,000 800 600 400 200 0 12/14 3/15 6/15 9/15 12/15 ($ millions) • Core competency since 4Q11 • Provides flexibility to the organization: • Diversifies areas of product and geographic concentration • Supports capital and liquidity • Provides additional revenue source • Completed auto securitization of $256.3 million in 4Q15 resulting in a gain of $3.5 million • Sold $389.1 million of consumer real estate loans in 4Q15 resulting in a gain of $13.0 million 1 Includes correspondent lending first mortgage sales of $76.8 million in 4Q15, $76.7 million in 3Q15, $74.5 million in 2Q15, $61.8 million in 1Q15 and $39.2 million in 4Q14 2 Excludes 4Q14 TDR portfolio loan sale of $405.9 million (servicing released) Loan and Lease Sales and Revenue 14 2 1 $482 $601 $819 $703 $673 40 30 20 10 0 12/14 3/15 6/15 9/15 12/15 $26 $22 $30 $26 $25 LOAN AND LEASE SALES IMPACT ON REVENUE Servicing Fee Income Gains on Sales of Auto Loans, Net Gains on Sales of Consumer Real Estate Loans, Net Strategic Pillars Diversification 1 Profitable Growth 2

Servicing Fee Income Serviced for Others Portfolio Portfolio Loans and Leases & Loans and Leases Held for Sale • Serviced for others portfolio primarily includes auto loans and consumer real estate loans sold with servicing rights retained by TCF • Serviced for others portfolio contributes to revenue through gains on sales of loans and servicing fees: • $672.6 million of loan sales for a gain of $16.5 million in 4Q15 • Steady growth of servicing fee income is a growing proportion of loan sale revenue Serviced for Others Portfolio $4.3 billion Portfolio Loans and Leases & Loans and Leases Held for Sale1 $17.7 billion 1 Includes operating leases Managed Portfolio 22,000 20,000 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 10.0 8.0 6.0 4.0 2.0 0.0 12/14 3/15 6/15 9/15 12/15 $6.4 $7.3 $7.2 $8.0 $8.6 1 ($ millions) ($ millions) $20,060 $20,881 $21,050 $21,512 $21,988 15 Strategic Pillars Profitable Growth 2 Operating Leverage 3

• Competitive marketplace; TCF continues to focus on niche lending markets • Disciplined pricing; strong execution on pricing allows for maintained yields while still growing the portfolio UTILIZE DIVERSE LENDING MIX TO REMAIN COMPETITIVE DESPITE LOW RATE ENVIRONMENT 16 1 Annualized and presented on a fully tax-equivalent basis 2 Impacted by program extension 3 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of September 30, 2015 that have reported loan and lease yields for the past four quarters, includes loans held for sale (source: SNL Financial) N.A. Not available 4Q14 1Q15 2Q15 3Q15 4Q15 Consumer Real Estate: First mortgages 5.26% 5.57% 5.29% 5.28% 5.31% Junior liens 5.69 5.63 5.58 5.51 5.54 Commercial 4.32 4.37 4.30 4.26 4.40 Leasing & Equipment Finance 4.74 4.66 4.66 4.59 4.55 Inventory Finance 5.56 5.71 5.61 5.83 5.66 Auto Finance 4.24 4.18 4.11 4.13 4.17 Total Loans and Leases 4.96 5.00 4.90 4.88 4.89 Peer Group3 Average 4.52 4.40 4.39 4.39 N.A. Loan and Lease Yields1 2 Strategic Pillar Profitable Growth 2

5,000 4,000 3,000 2,000 1,000 0 12/14 3/15 6/15 9/15 12/15 $2,044 $2,372 $2,461 $2,538 $2,794 $1,785 $1,784 $1,988 $2,169 $2,187 Auto Finance At December 31, 2015 17 • Originate and service used and new retail auto loans acquired through franchised and independent dealers across the country • Experienced management team • More than 11,800 active dealer relationships • Securitization of $256.3 million in 4Q15 resulting in gains of $3.5 million • Loan servicing fees of $6.9 million in 4Q15 Auto $2.6 billion (15% of total loans and leases) • 4.17% quarterly average yield1 • Over 60-day delinquency rate of 0.14%2 • Net charge-off (%): 2013 2014 2015 0.52% 0.66% 0.68% • Sell lower FICO score loans, but retain servicing of loans sold • Average held for investment portfolio FICO score of 725 at origination 1 Annualized on a tax-equivalent basis 2 Excludes non-accrual loans and acquired loans ($ millions) Serviced for Others Portfolio (+23% YoY) Used Car 76% New Car 24% QTD Originations # of employees $714 $766 $794 $788 $807 797 842 889 919 966 Portfolio Loans and HFS (+37% YoY) $3,829 $4,156 $4,449 $4,707 $4,981

Auto Finance – A Disciplined Approach Ability: • Household Income • Debt-to-Income (DTI) • Payment-to-Income (PTI) • Loan-to-Value (LTV) • Mortgage – ARM or Fixed Credit: • Years of Credit History • Number of Trade Lines • Past Auto Payment History • 30-60-90 Day Derogatory • Bankruptcies, Repossessions & Judgments • Credit Limits Stability: • Duration in Job • Duration in Industry • Type of Housing • Duration at Residence • Buyer / Co-Buyer • Down Payment Amount • Auto Payment History • The auto finance industry has relied heavily on FICO scores to optimize automated decision engines to provide credit • Alternatively, TCF leverages FICO scores to assist in the overall underwriting processes, with a focus on ability, stability and credit • Dealers can game the system if decisions are solely made on FICO score-card based models • TCF growth attributable to expansion of dealer relationships from nearly 6,200 in 2012 to over 11,800 in 2015 through investment in sales and credit teams utilizing this disciplined approach • Investment in infrastructure along with consistent underwriting have driven origination growth from $362 million1 in 4Q12 to $807 million1 in 4Q15 1 Includes loans held for investment and loans held for sale 2 Includes loans held for investment A common sense, back-to-basics underwriting approach drives superior results across all tiers of the consumer credit spectrum Origination Attributes2 4Q12 4Q15 Average FICO 727 725 Weighted Average Original Terms 67 months 68 months 18

WHO IS GATEWAY? • One of the largest indirect auto finance companies in the U.S. • Finance auto loans with an estimated weighted average life of 20 months1 • Created by a management team with over 100 years of combined industry experience, exceptional leadership and outstanding demonstrated results WHAT MAKES GATEWAY DIFFERENT? • Leverages a high-tech, high-touch business model for underwriting and servicing • Relies on experienced underwriters to make common sense credit decisions • Underwriting based on the totality of a customer’s ability, stability, and credit • Consistent servicing methodology by credit tier, driving superior results across the portfolio HOW DOES GATEWAY MITIGATE RISK? • Utilize extensive analytics to monitor portfolio performance • Maintain consistent underwriting policies – while other lenders are stretching guidelines in response to increased competition • Extensive pre-funding and post-funding controls in place • Dealer underwriting and monitoring Unique Auto Lender with a Focus on Risk Mitigation 19 1 As of December 31, 2015; estimated weighted average life represents how many months it is expected to take to pay half of the outstanding principal

First Mortgages 48% Junior Liens 52% 8,000 6,000 4,000 2,000 0 12/11 12/12 12/13 12/14 12/15 $4,742 $4,240 $3,766 $3,143 $2,636 $2,153 $2,435 $2,573 $2,543 $2,839 $625 $1,401 $1,816 20 1 Includes $25 million serviced for others portfolio 2 Annualized on a fully tax-equivalent basis 3 Excludes non-accrual loans and acquired loans 4 Annualized • 45% fixed-rate, 55% variable-rate • Average FICO score of the consumer real estate portfolio: • At origination – 734; updated 4Q15 – 731 • Loan sales of $389.1 million in 4Q15 resulting in gains of $13.0 million • Loan servicing fees of $1.2 million in 4Q15 Consumer Real Estate $5.5 billion (31% of total loans and leases) ($ millions) Consumer Real Estate At December 31, 2015 Total Portfolio Loans and HFS $6,895 $6,675 $6,339 $5,686 $5,475 YTD Originations $846 $1,196 $1,676 $1,770 $2,437 First Mortgages (Portfolio Loans and HFS) Junior Liens (Portfolio Loans and HFS) Serviced for Others Portfolio 1 • Quarterly average yields2: 5.73% fixed-rate, 5.18% variable-rate • Over 60-day delinquency rate of 0.23%3 • Net charge-off (%): 2013 2014 2015 First mortgage 1.46% 1.18% 0.62% Junior lien 1.25% 0.55% 0.30% • 58% of loan balances originated since January 1, 2009, with 4Q15 net charge-offs of 0.03%4 on those loans • $664.5 million in junior lien HELOCs with interest-only revolving draws and no defined amortization period, 18.2% mature prior to 2021 $6,895 $6,700 $6,964 $7,087 $7,291

Multi-Family 31% Health Care Facilities 10% Office Buildings 10% Industrial Buildings 12% Business 18% Other 19% 3,500 3,000 2,500 2,000 12/11 12/12 12/13 12/14 12/15 21 ($ millions) • 33% fixed-rate, 67% variable and adjustable rate • CRE location mix: 84% located in TCF banking markets, 16% outside • Continue to look for strategic expansion opportunities that fit TCF’s profile • 4.40% quarterly average yield1 • No loans over 60 days delinquent2 • Net charge-off (%): 2013 2014 2015 0.80% 0.18% 0.05% • Working to maintain relationships with current customers, while selectively choosing new loans based on price and risk • Loans with classified risk ratings decreased from 13.3% at 4Q11 to 1.4% at 4Q15 Commercial $3.1 billion (18% of total loans and leases) 1 Annualized on a tax-equivalent basis 2 Excludes non-accrual loans Commercial At December 31, 2015 YTD Originations $638 $1,494 $1,558 $1,596 $1,875 Portfolio Loans Serviced for Others $3,454 $3,412 $3,165 $3,204 $3,225

Leasing and Equipment Finance At December 31, 2015 5,000 4,000 3,000 2,000 1,000 0 12/11 12/12 12/13 12/14 12/15 Specialty Vehicles 28% Manufact. 8% Medical 9% Const. 11% Golf Cart & Turf 10% Other 34% Portfolio Loans and Leases ($ millions) 1 Includes operating leases of $137.6 million at December 31, 2015 2 Source: The Monitor, 2015 Monitor Bank 50 3 Source: The Monitor, 2015 Monitor 100 • 14th largest bank-affiliated leasing company2 and 27th largest equipment finance/leasing company3 in the U.S. • Experienced management team • Uninstalled backlog of $446.3 million, up from $418.0 million at December 31, 2014 Leasing & Equipment Finance $4.0 billion (23% of total loans and leases) • 4.55% quarterly average yield4 • Over 60-day delinquency rate of 0.06%5 • Net charge-off (%): 2013 2014 2015 0.10% 0.10% 0.13% • 4Q15 fee revenue of $32.6 million, 28.2% of TCF total fees and other revenue 4 Annualized on a tax-equivalent basis 5 Excludes non-accrual loans and leases and acquired loans and leases22 1 YTD Originations $1,484 $1,696 $1,730 $1,874 $1,969 Serviced for Others $3,355 $3,484 $3,679 $3,994 $4,290

23 ($ millions) 1 Annualized on a tax-equivalent basis 2 Excludes non-accrual loans 2,500 2,000 1,500 1,000 500 0 12/11 12/12 12/13 12/14 12/15 Powersports 48% Lawn & Garden 23% Other 29% Inventory Finance At December 31, 2015 • 5.66% quarterly average yield1 • Over 60-day delinquency rate of 0.01%2 • Net charge-off (%): 2013 2014 2015 0.04% 0.04% 0.07% • Credit risk spread across more than 10,500 active dealers • Unique high yielding, high return business with a high barrier to entry and strong credit performance • Experienced management team • Operates in the U.S. and Canada • 100% variable-rate receivables • Balances impacted by seasonality - typically peak in 1Q Inventory Finance $2.1 billion (13% of total loans and leases) YTD Originations $2,548 $5,161 $5,114 $5,454 $5,816 Serviced for Others Portfolio Loans $672 $1,617 $1,713 $1,922 $2,181

• Deposit growth exceeds loan and lease growth • Annualized loan and lease growth of 22%1 during 4Q15 excluding $673 million in loan sales 1 Includes portfolio loans and leases and loans and leases held for sale24 Asset Growth Funded by Deposits Change from ($ millions) 12/14 12/15 12/14 Cash and Investments $ 1,201 $ 960 (20.1)% Securities and Loans HFS 810 1,249 54.1 Consumer real estate and other 5,707 5,483 (3.9) Commercial 3,158 3,146 (0.4) Leasing and equipment finance 3,745 4,012 7.1 Inventory finance 1,877 2,147 14.4 Auto finance 1,915 2,648 38.3 Total loans and leases 16,402 17,436 6.3 All other assets 982 1,047 6.6 Total assets $ 19,395 $ 20,692 6.7 Checking $ 5,195 $ 5,691 9.5% Savings 5,213 4,717 (9.5) Money market 1,993 2,408 20.8 Certificates of deposit 3,049 3,904 28.0 Total deposits 15,450 16,720 8.2 Borrowings 1,237 1,042 (15.7) Other liabilities 573 623 8.7 Equity 2,135 2,307 8.0 Total liabilities and equity $ 19,395 $ 20,692 6.7 Strategic Pillars Profitable Growth 2 Core Funding 4

16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 2011 2012 2013 2014 2015 25 • Average total deposits have increased for 21 consecutive quarters, funding asset growth • Checking account attrition rate improved by 280 bps year-over- year • Over 90% of total deposits are insured by FDIC 0.38% 0.31% 0.26% 0.26% 0.30% Average interest cost: LOW-COST DEPOSIT BASE AVERAGE RATE OF 0.30% FOR 2015 Deposit Generation Average Balances ($ millions) Certificates of Deposit Money Market Savings Checking $11,953 $13,160 $14,210 $14,943 $15,945 Strategic Pillars Profitable Growth 2 Core Funding 4

42% 19% 39% 40% 41% 19% Well Positioned for Rising Interest Rates 26 EARNING ASSETS DEPOSITS • Growth of short-term and variable rate loans positions TCF to benefit in a rising rate environment • 81% of assets are variable/adjustable rate or short/medium duration fixed rate • 56% of loan and lease balances are expected to reprice, amortize or prepay in the next 12 months • 61% of deposits are low or no interest cost with an average balance of $9.9 billion and an average cost of one basis point for the fourth quarter of 2015 Variable & Adjustable Rate (Inventory Finance, Commercial, Consumer) Fixed Rate - Long Duration (Investments, Securities, Consumer Real Estate) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Low Interest Cost No Interest Cost Other At December 31, 2015 Strategic Pillars Diversification 1 Profitable Growth 2

1 The regulatory capital ratios for 4Q15 are preliminary pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 27 TCF FINANCIAL CORPORATION CAPITAL RATIOS • Maintained strong capital ratios as earnings accumulation supports asset growth • Declared a quarterly cash dividend of 7.5 cents per common share on January 22, 2016 Capital 3Q15 4Q15 Common equity Tier 1 capital ratio1 10.04% 10.00% Tier 1 risk-based capital ratio1 11.62% 11.54% Total risk-based capital ratio1 13.84% 13.71% Tier 1 leverage ratio1 10.43% 10.46% Tangible common equity ratio2 8.86% 8.79%

STRATEGIC PILLARS STATUS DIVERSIFICATION • No single asset class greater than 25% of loan and lease portfolio • Loan and lease diversification resulting in stabilization of credit quality PROFITABLE GROWTH • Strong loan and lease originations continue • Strong net interest income despite competitive low interest rate environment • National lending growth resulting in increased fee revenue opportunities OPERATING LEVERAGE • Expenses as a percentage of total average assets and average serviced for others portfolio continues to decline • Focus on various expense initiatives CORE FUNDING • Average total deposits have increased for 21 consecutive quarters • Improvement in account attrition rates and the launch of credit card to drive more wallet share 1 2 3 4 Execution under a strong enterprise risk management and credit culture Summary 28

Appendix

Loan and Lease Diversification

TCF MAINTAINS A WELL-DIVERSIFIED LOAN AND LEASE PORTFOLIO

Business Unit	Consumer	Commercial	Leasing and Equipment Finance	Inventory Finance	Auto Finance
Type / Segment	Consumer real estate	Multi-family housing Retail services Office buildings Industrial buildings	Specialty vehicles Manufacturing Medical Construction	Powersports Lawn & Garden	Primarily used autos
Geography	Local[1] National	Local[1]	National	National Canada	National
Rate	Fixed-rate Variable-rate	Fixed-rate Variable/adjustable-rate	Fixed-rate	Variable-rate	Fixed-rate
Average Loan & Lease Size	First Mortgages: $102,000 Junior Liens: $45,000	$2.4 million	$76,000	$203,000	$17,000
Estimated Weighted Average Life[2]	59 months	24 months	20 months	5 months	20 months
Collateral	Real estate	Real estate Other non-real estate assets	Equipment	Inventory	Vehicle

30

[1] TCF's branch footprint (IL, MN, MI, CO, WI, AZ, SD, IN)
[2] As of December 31, 2015; estimated weighted average life represents how many months it is expected to take to collect half of the outstanding principal

Loan and Lease Geographic Diversification At December 31, 2015 31 ($ millions) 1 Individual states with less than $290 million in total Consumer Real Estate Commercial Leasing and Equipment Finance Inventory Finance Auto Finance Other Total Minnesota $ 1,555.9 $ 797.1 $ 107.4 $ 73.8 $ 53.9 $ 6.7 $ 2,594.8 Illinois 1,271.0 479.2 162.0 48.9 107.5 4.3 2,072.9 California 885.5 47.6 555.0 63.8 448.3 — 2,000.2 Michigan 489.5 472.2 126.1 86.0 51.3 2.9 1,228.0 Wisconsin 271.7 467.5 61.0 74.1 26.2 0.9 901.4 Texas — 41.6 359.0 149.1 215.8 — 765.5 Colorado 337.2 189.6 66.5 21.6 50.0 4.0 668.9 Florida 50.5 60.5 197.6 85.9 142.5 0.1 537.1 Canada — — 1.1 517.0 — — 518.1 New York 23.9 15.1 245.2 67.3 114.9 0.1 466.5 Pennsylvania 27.3 0.5 156.4 63.0 113.5 0.1 360.8 Ohio 6.0 66.3 156.5 61.9 64.7 — 355.4 Georgia 36.3 45.5 99.6 44.8 94.9 — 321.1 New Jersey 41.9 4.5 150.2 22.6 89.5 — 308.7 Arizona 86.9 20.6 105.7 16.6 72.9 0.2 302.9 Other1 380.7 438.0 1,462.9 750.4 1,001.7 — 4,033.7 Total $ 5,464.3 $ 3,145.8 $ 4,012.2 $ 2,146.8 $ 2,647.6 $ 19.3 $ 17,436.0

1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – TANGIBLE COMMON EQUITY RATIO AND TANGIBLE BOOK VALUE PER COMMON SHARE1 32 ($ thousands, except per share data) Sep. 30, 2015 Dec. 31, 2015 Computation of tangible common equity ratio: Total equity $ 2,273,147 $ 2,306,917 Less: Non-controlling interest in subsidiaries 18,500 16,001 Total TCF Financial Corporation stockholders' equity 2,254,647 2,290,916 Less: Preferred stock 263,240 263,240 Goodwill 225,640 225,640 Other intangibles 3,518 3,126 Tangible common equity $ 1,762,249 $ 1,798,910 Total assets $ 20,125,936 $ 20,691,704 Less: Goodwill 225,640 225,640 Other intangibles 3,518 3,126 Tangible assets $ 19,896,778 $ 20,462,938 Tangible common equity ratio 8.86% 8.79% Computation of tangible book value per common share: Tangible common equity $ 1,762,249 $ 1,798,910 Common stock shares outstanding 169,430,576 169,844,464 Tangible book value per common share $ 10.40 $ 10.59

1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – RETURN ON AVERAGE TANGIBLE COMMON EQUITY1 33 ($ thousands) YTD Dec. 31, 2015 Computation of return on average tangible common equity: Net income available to common stockholders $ 177,735 Other intangibles amortization, net of tax 1,000 Adjusted net income available to common stockholders $ 178,735 Average balances: Total equity $ 2,217,204 Less: Non-controlling interest in subsidiaries 19,514 Total TCF Financial Corporation stockholders' equity 2,197,690 Less: Preferred stock 263,240 Goodwill 225,640 Other intangibles 3,913 Average tangible common equity $ 1,704,897 Return on average tangible common equity 10.48%